UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2008

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As has been previously disclosed, on March 21, 2007, Hancock Fabrics, Inc. (the "Company") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Court") (Case No. 07-10353). The reorganization case is being administered under the caption "In re Hancock Fabrics, Inc., Case No. 07-10353."

On February 1, 2008, the Company filed its unaudited consolidated Monthly Operating Report for the period ending January 5, 2008 (the "Monthly Operating Report") with the Court. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. Furthermore, the Monthly Operating Report contains information that has not been audited or reviewed by independent accountants, has not been presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") and may be subject to future reconciliation and adjustments. Without limiting the foregoing, the financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of the Company in accordance with GAAP, and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that the information in the Monthly Operating Report is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Court and, therefore, might not be appropriate for use for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results. The Monthly Operating Report is furnished under Item 7.01 on Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Monthly Operating Report for the period ending January 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:	/s/ Larry D. Fair
Name:	Larry D. Fair
Title:	Vice President, Finance (Principal Financial and Accounting Officer)

Date: February 1, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Monthly Operating Report for the period ending January 5, 2008